UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2017

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ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 1.01     Entry into a Material Definitive Agreement.

On July 18, 2017, Acceleron Pharma Inc. (the "Company") and MIT 128 Sidney Leasehold LLC (successor in interest to Massachusetts Institute of Technology) ("Landlord"), entered into an amendment (the "Lease Amendment") to that certain Indenture of Lease, dated as of May 20, 2008, between the Company and Landlord (the "Lease"), relating to the Company's lease of approximately 37,700 rentable square feet of office and manufacturing space located at 128 Sidney Street, Cambridge, Massachusetts ("128 Sidney").

Under the Lease Amendment, the initial term of the Lease is extended for an additional five years, commencing on October 1, 2018, and unless earlier terminated, ending on September 30, 2023. Upon certain terms and conditions set forth in the Lease, the Company has the right to extend the Lease for one additional five year period. The Company will pay annual rent of $65.00 per rentable square foot beginning on October 1, 2018, subject to a 3% increase annually thereafter.

In connection with the Lease Amendment and the amendment of that certain Indenture of Lease, dated as of June 13, 2008, between the Company and MIT 149 Sidney Leasehold LLC ("149 Landlord"), relating to the Company's lease of approximately 37,116 rentable square feet of office and lab space located at 149 Sidney Street, Cambridge, Massachusetts ("149 Sidney"), Landlord and 149 Landlord will reimburse the Company up to $200,000 for certain work to be performed by the Company at 128 Sidney and 149 Sidney, and up to an additional $500,000 for the replacement of certain HVAC units, water heaters and other base building improvements at 128 Sidney and 149 Sidney.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
10.1	First Amendment to Lease, dated as of July 18, 2017, between MIT 128 Sidney Leasehold LLC and Acceleron Pharma Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John D. Quisel, J.D., Ph.D.
John D. Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: July 19, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	First Amendment to Lease, dated as of July 18, 2017, between MIT 128 Sidney Leasehold LLC and Acceleron Pharma Inc.

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